UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2016

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

As previously disclosed, pursuant to the Registration Rights Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc. (the “Company”) and the limited partners of Premier Healthcare Alliance, L.P. (“Premier LP”) (the “Registration Rights Agreement”), the Company generally is required to conduct a company-directed underwritten public offering (“CDO”) to allow the limited partners (also referred to as member owners) to resell shares of the Company’s Class A common stock (“Class A Stock”) following the first quarterly exchange date of each of the first three years during which the member owners have the right to exchange their Class B common units of Premier LP (“Class B Units”) for shares of Class A Stock. The Company is not required to conduct a CDO unless the number of shares of Class A Stock proposed to be sold in the applicable CDO constitutes the equivalent of at least 3.5% of the aggregate number of Class A common units of Premier LP and Class B Units collectively outstanding. If the offering minimum has not been met, the Company may, in its sole discretion, either proceed with a voluntary CDO or notify the member owners that the Company will not conduct a CDO. Based on indicated CDO participation for the upcoming October 31, 2016 exchange process, on October 11, 2016, the Company notified member owners that the offering minimum would not be met and that the Company would not conduct a CDO in connection with the October 31, 2016 quarterly exchange date.

As previously disclosed, pursuant to the Exchange Agreement, entered into as of September 25, 2013 and effective as of October 1, 2013 by and among the Company, Premier LP and its limited partners (the “Exchange Agreement”), commencing on October 31, 2014, and during each year thereafter, each limited partner will generally have the cumulative right to exchange, on a quarterly basis, a portion of its Class B Units for shares of Class A Stock, cash or a combination of both, the form of consideration to be at the discretion of the audit and compliance committee of the Company’s board of directors (the “Audit Committee”). In connection with the October 31, 2016 quarterly exchange date, the Audit Committee determined to settle exchanged Class B Units for a combination of cash (not to exceed $100.0 million) and shares of Class A Stock.

For additional information regarding the Exchange Agreement and the Registration Rights Agreement, see “Note 2—Initial Public Offering and Reorganization—Reorganization—Exchange Agreement” and “—Registration Rights Agreement” to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, filed with the Securities Exchange Commission (the “SEC”) on August 26, 2016. A copy of the Exchange Agreement is filed as Exhibit 10.2 and a copy of the Registration Rights Agreement is filed as Exhibit 10.4 to the Company’s Form 8-K filed with the SEC on October 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
		Name:	Susan D. DeVore
		Title:	Chief Executive Officer and President

Date: October 11, 2016